CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM




We  consent  to  the  reference  to  our  firm  under  the  captions  "Financial
Highlights" and "Independent Registered Public Accounting Firm" in the Prospectus and "Independent Registered Public Accounting Firm" in the Statement of Additional Information and to the incorporation by reference of our report on Spectra Fund dated December 12, 2005 in this Registration Statement (Form N-1A Nos. 033-98102 and 811-01743).





                                              /s/ ERNST & YOUNG LLP
                                              ----------------------------
                                              ERNST & YOUNG LLP



New York, New York
February 28, 2006